UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 17, 2013
Tesoro Corporation
(Exact name of registrant as specified in its charter)

Delaware	1-3473	95-0862768
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

19100 Ridgewood Pkwy San Antonio, Texas	78259-1828
(Address of principal executive offices)	(Zip Code)

(210) 626-6000
(Registrant’s telephone number,
including area code)

Not Applicable
(Former name or former address, if
changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On June 17, 2013, Tesoro Corporation issued a press release announcing it has signed an agreement with a wholly-owned subsidiary of Par Petroleum Corporation (“Par Petroleum”) to sell all of its interest in Tesoro Hawaii, LLC, a wholly-owned subsidiary of Tesoro Corporation, which operates the 94 thousand barrel per day Kapolei refinery, retail stations and associated logistical assets. As part of the agreement, Par Petroleum intends to operate the assets as an integrated refining, logistics and retail system, subject to receiving the required regulatory approvals. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press release issued June 17, 2013, by Tesoro Corporation.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: June 17, 2013

TESORO CORPORATION
By:	/s/ G. SCOTT SPENDLOVE
G. Scott Spendlove
Senior Vice President and Chief Financial Officer

Index to Exhibits

Exhibit Number	Description of the Exhibit
99.1	Press release issued June 17, 2013, by Tesoro Corporation.

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